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September 20, 2006


Securities and Exchange Commission
100 F Street, NE
Washington, D.C. 20549


Re:   ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D
      ML of New York IRA Annuity - Registration No. 333-98283
      ML of New York Investor Choice - IRA Series - Registration No. 333-119797


Commissioners:

ML Life Insurance Company of New York (the "Company"), on behalf of Registrant, has sent or will send to contract owners the annual reports for the period ended July 31, 2006, for the following underlying mutual funds ("Funds") in which Registrant invests:

ANNUAL REPORT MAILINGS:
AllianceBernstein Large Cap Growth Fund, Inc.; SEC File No.:  811-06730
The American Funds - The Income Fund of America, Inc.; SEC File No.: 811-01880 Davis New York Venture Fund, Inc.; SEC File No.: 811-01701
Putnam Voyager Fund; SEC File No.:  811-01682

Some of the funds listed above may not be available under every policy or contract offered by the Registrant.

The Company understands that the Funds have filed or will file their annual reports with the Commission under separate cover.

Please direct any question or comment regarding the enclosed to the undersigned at (609) 274-5395.

Very truly yours,


/s/ Kirsty Lieberman
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                     ML Life Insurance Company of New York
                            1300 Merrill Lynch Drive
                          Pennington, New Jersey 08534
                 Home Office: 222 Broadway, New York, New York